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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-8 of our report dated February 22, 1999 appearing on page F-2 of Intraware, Inc.'s Registration Statement on Form S-1 (Registration No. 333-69261).

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
San Jose, California
March 8, 1999